UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 23, 2009 (June 19, 2009)

Tongli Pharmaceuticals (USA), Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-52954	84-1090791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136-14 Apt. 6D, Northern Blvd. Flushing, New York, NY	11354
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (718-321-8380)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2009, Jack L. Kaye, a member of the Board of Directors and Chairman of the Audit Committee of Tongli Pharmaceuticals (USA), Inc. (the “Company”), notified the Company by e-mail transmission of his decision to resign as a director of the Company and Chairman of the Audit Committee, effective as of June 19, 2009.  A copy of Mr. Kaye’s resignation notice is attached as Exhibit 17.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 20, 2009, C. Mark Tang, a member of the Board of Directors and the Audit Committee of the Company, notified the Company by e-mail transmission of his decision to resign as a director of the Company and member of the Audit Committee, effective as of June 29, 2009.  A copy of Mr. Tang’s resignation notice is attached as Exhibit 17.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company’s remaining directors, Yao Mingli, Yao Yuan, Zhao AiLing (each of whom are officers of the Company) and Hui Shao, are actively seeking qualified candidates to replace Messrs. Kaye and Tang and expect to fill these positions as soon as possible.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	17.1	E-mail letter of resignation from Jack L. Kaye, dated June 19, 2009.
	17.2	E-mail letter of resignation from C. Mark Tang, dated June 20, 2009.

This Current Report on Form 8-K and the exhibits hereto and the statements of representatives and partners of Tongli Pharmaceuticals (USA), Inc. (the “Company”) related thereto contain or may contain, among other things, certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve significant risks and uncertainties.  Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects”, “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission.  Actual results may differ significantly from those set forth in the forward-looking statements.  These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 23, 2009	TONGLI PHARMACEUTICALS (USA), INC.

	By:	/s/ Ailing Zhao
Name: Ailing Zhao
Title: Corporate Secretary